Exhibit 10.34

AMENDMENT

This AMENDMENT effective as of December 28, 2012 (this "Amendment"), by and among Timothy and Thomas LLC (the "Holder"), and VG Life Sciences Inc. formally known as Viral Genetics, Inc. a Delaware corporation (the "Company").

The Holder and the Company are parties to a Convertible Debenture (See attached schedule "A") made the 19th day of October 2010 (the "Agreement"), and the Holder and the Company desire to amend and modify the Agreement as provided for in this Amendment. See attached schedule A3.

The Holder and the Company realize that an orderly liquidation of the debenture will have a maximum beneficial effect on both parties.

NOW THEREFORE, for good and valuable consideration, the receipt and legal adequacy of which is hereby acknowledged, it is agreed as follows:

1. Capitalized Terms. Capitalized terms used in this Amendment which are not defined herein shall have the same meanings herein as are ascribed to such terms in the Agreement.

2. Principal. Section 3 of the Agreement is amended to provide that the remaining Tranches of the Note shall be paid as follows:

Pursuant to attached schedule "B"

3. Effect. Except as expressly amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

Timothy and Thomas, LLC

By: /s/ signature

Duly Authorized Officer

VG Life Sciences

A Delaware corporation

By: /s/ signature

Duly Authorized Officer

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SCHEDULE B

Release schedule base on stock price

Amount of convertible debt remaining under the agreement $ 862,500.00

Price per share is defined as 15 day weighted average at closing.

Mandatory quarterly conversion if price per share is

$1.00 is $50,000.00 or greater as mutual agreed upon by the parties.

Mandatory quarterly conversion if price per share is

$2.00 is $75,000.00 or greater as mutual agreed upon by the parties.

All other term as to price, definitions, terms and option stay the same. This schedule only effects the liquidation of the debt.

If the price is below a dollar then note is convertible

01/01/2020

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